Exhibit 99.1

Investor Relations Contact: Brian Norris Acme Packet +1.781.328.4790 bnorris@acmepacket.com	Media and Analyst Contact: Mike O’Malley Acme Packet +1.781.869.2975 momalley@acmepacket.com

Acme Packet Reports Results for Fourth Quarter of 2012

Bedford, Massachusetts – February 4, 2013 — Acme Packet, Inc. (NASDAQ: APKT), the leader in session delivery network solutions, today announced results for the fourth quarter of 2012.

Results for the Fourth Quarter of 2012

Total revenue for the fourth quarter of 2012 was $70.7 million, compared to $83.0 million in the fourth quarter of 2011 and $65.3 million in the third quarter of 2012. GAAP net loss for the fourth quarter of 2012 was $2.0 million, or $(0.03) per share, compared to GAAP net income of $8.7 million, or $0.12 per share, in the fourth quarter of 2011 and GAAP net loss of $5.5 million, or $(0.08) per share, in the third quarter of 2012. Net income on a non-GAAP1 basis for the fourth quarter of 2012 was $6.5 million, or $0.09 per share, compared to $18.3 million, or $0.26 per share, in the fourth quarter of 2011, and $4.7 million, or $0.07 per share, in the third quarter of 2012. All earnings per share results, referenced above, are on a fully diluted basis.

Quarterly Conference Call Cancelled

As a result of the earlier announcement, Oracle to Buy Acme Packet, Acme Packet is cancelling its financial results conference call previously scheduled for today.

[1]	A reconciliation of GAAP to non-GAAP results, and a statement on the use of non-GAAP financial measures, is included at the end of this press release.

About Acme Packet

Acme Packet (NASDAQ: APKT), the leader in session delivery network solutions, enables the trusted, first-class delivery of next-generation voice, video, data and unified communications services and applications across IP networks. Our Net-Net product family fulfills demanding security, service assurance and regulatory requirements in service provider, enterprise and contact center networks. Based in Bedford, Massachusetts, Acme Packet designs and manufactures its products primarily in the USA, selling them through over 330 reseller partners worldwide. More than 1,925 customers in 109 countries have deployed over 21,000 Acme Packet systems, including 89 of the top 100 service providers and 51 of the Fortune 100. For more information visit www.acmepacket.com.

Acme Packet, Inc. Safe Harbor Statement

Statements contained herein that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may relate to, among other things, expected financial and operating results, expected growth rates, future stock-based compensation and amortization expenses, future business prospects and market conditions. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated. These include, but are not limited to: the amount of stock-based compensation awarded; the applicable Company stock price used to determine stock-based compensation; the exercise pattern of employee stock options; difficulties expanding the Company’s customer base; difficulties leveraging market opportunities; difficulties providing solutions that meet the needs of customers; poor product sales; long sales cycles; difficulties developing new products; difficulties in relationships with vendors and partners; higher risks in international operations; difficulties managing rapid growth; difficulties managing the Company’s financial performance; the ability to hire and retain employees and appropriately staff operations; the Company’s cash needs; the impact of new accounting pronouncements and increased competition. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in the Company’s recent filings with the Securities and Exchange Commission, including those factors discussed under the caption “Risk Factors” in such filings.

Acme Packet, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
Revenue:
Product	$51,307	$64,276	$201,098	$241,783
Maintenance, support and service	19,395	18,720	73,339	65,534

Total revenue	70,702	82,996	274,437	307,317

Cost of revenue:
Product	10,145	12,155	39,492	42,245
Maintenance, support and service	3,464	3,118	15,358	11,691

Total cost of revenue	13,609	15,273	54,850	53,936

Gross profit	57,093	67,723	219,587	253,381

Operating expenses:
Sales and marketing	38,406	29,940	136,636	105,580
Research and development	16,528	14,221	64,780	51,483
General and administrative	5,211	6,073	23,652	21,844
Merger related costs	—	—	643	300

Total operating expenses	60,145	50,234	225,711	179,207

(Loss) income from operations	(3,052)	17,489	(6,124)	74,174

Other expense, net	(159)	(91)	(32)	(238)

(Loss) income before income taxes	(3,211)	17,398	(6,156)	73,936

(Benefit from) provision for income taxes	(1,182)	8,681	(914)	29,576

Net (loss) income	$(2,029)	$8,717	$(5,242)	$44,360

Net (loss) income per share:
Basic	$(0.03)	$0.13	$(0.08)	$0.67
Diluted	$(0.03)	$0.12	$(0.08)	$0.63
Weighted average number of common shares used in the calculation of net (loss) income per share:
Basic	67,627,896	67,314,606	68,084,305	66,346,008
Diluted	67,627,896	70,679,690	68,084,305	70,902,293

Acme Packet, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31, 2012	December 31, 2011
Assets
Current assets:
Cash and cash equivalents	$55,381	$160,403
Short-term investments	302,865	191,672
Accounts receivable, net	58,610	59,739
Inventory, net	10,539	10,246
Deferred product costs	1,006	1,515
Deferred tax asset, net	9,423	4,809
Income taxes receivable	—	4,341
Other current assets	7,190	4,385

Total current assets	445,014	437,110
Long-term investments	27,220	20,096
Property and equipment, net	44,264	26,252
Intangible assets, net	19,331	8,569
Goodwill	15,263	3,778
Deferred tax asset, net	27,758	18,371
Other assets	362	230

Total assets	$579,212	$514,406

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$12,845	$10,318
Accrued expenses and other current liabilities	18,964	12,715
Deferred revenue	23,482	22,261

Total current liabilities	55,291	45,294

Deferred revenue, net of current portion	3,663	2,049

Deferred rent, net of current portion	9,620	4,533

Deferred tax liability	2,914	—

Stockholders’ equity:
Common stock	76	74
Additional paid-in capital	442,990	363,769
Treasury stock, at cost	(66,311)	(37,522)
Accumulated other comprehensive income	3	1
Retained earnings	130,966	136,208

Total stockholders’ equity	507,724	462,530

Total liabilities and stockholders’ equity	$579,212	$514,406

Condensed Consolidated Statements of Cash Flow Data

(in thousands)

(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012		2011
Cash provided by operating activities	$3,856	$18,695	$60,876	*	$55,341
Cash used in investing activities	(19,738)	(34,550)	(163,558	)*	(49,036)
Cash provided by (used in) financing activities	15,096	19,296	(2,340)		62,429

*	Please note that due to a clerical error, the press release issued on the date hereof did not reflect a reclassification in the amount of $2,481. The correct amounts are $60,876 and $(163,558) as cash provided by operating activities and cash used in investing activities, respectively, for the twelve months ended December 31, 2012.

Acme Packet, Inc.

Statement on Use of Non-GAAP Financial Measures and

Reconciliation of Non-GAAP Net (Loss) Income and Non-GAAP Net (Loss) Income Per Share

(in thousands, except share and per share data)

(unaudited)

Statement on Use of Non-GAAP Financial Measures:

To supplement its condensed consolidated statements of operations presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company discloses certain non-GAAP financial measures, including “non-GAAP net (loss) income”, “net (loss) income on a non-GAAP basis”, “non-GAAP EPS”, and “net (loss) income per share on a non-GAAP basis”. These non-GAAP financial measures are not presented in accordance with GAAP and are not meant to be a substitute for the most directly comparable GAAP measures of “net (loss) income”, “EPS” or “net (loss) income per share”. Rather, these non-GAAP financial measures should be evaluated in conjunction with its most directly comparable GAAP financial measure and the Company’s financial statements as a whole.

Management uses these supplemental non-GAAP financial measures to evaluate performance period over period, to analyze the underlying trends in the Company’s business, to assess its performance relative to its competitors, and to establish operational goals and forecasts that are used in allocating resources. Management uses these non-GAAP financial measures because they exclude stock-based compensation expense which is a non-cash charge and related payroll taxes, amortization of acquired intangible assets, and merger and related costs associated with the Company’s acquisition activities all of which are non-operational costs and expenses. By excluding stock-based compensation expense and related payroll taxes, amortization of acquired intangible assets, and merger and related costs, management can compare the Company’s operations to prior periods and to the operations of other companies in its industry who may have materially different unusual, non-operational charges. Management does not consider any of stock-based compensation expense and related payroll taxes, amortization of acquired intangible assets, and merger and related costs to be part of the Company’s operating activities or meaningful in evaluating the Company’s past financial performance or future prospects. Management believes that excluding these items is useful to investors because it is more representative of ongoing costs and therefore more comparable to historical operations.

Because management uses them, management believes that the disclosure of these non-GAAP financial measures to investors provides greater transparency and useful information to help the investor better understand the Company’s operating performance and to evaluate the methodology used by management to evaluate and measure such performance. Notwithstanding their utility to investors in understanding operational trends, these non-GAAP measures should not be considered measures of the Company’s liquidity. In addition, the Company cautions that its definition of “non-GAAP net (loss) income”, “net (loss) income on a non-GAAP basis”, “non-GAAP EPS” and “net (loss) income per share on a non-GAAP basis” may differ from similar measures used by other companies and may differ from period to period. Also, in future periods, management may make other adjustments for expenses and gains that it does not consider reflective of core operating performance in a particular period thereby modifying its definition of “non-GAAP net (loss) income”, “non-GAAP EPS” and “non-GAAP net (loss) income per share” by excluding these other or additional expenses and gains.

Reconciliation of GAAP to Non-GAAP Financial Measures for the Three Months Ended December 31, 2012, September 30, 2012, and December 31, 2011 and for the Twelve Months Ended December 31, 2012 and December 31, 2011:

Acme Packet, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

Three Months Ended December 31, 2012

(in thousands, except per share data)

(unaudited)

	GAAP	Stock-based compensation expense and related payroll taxes	Amortization of acquired intangible assets	Non-GAAP[1]
Cost of revenue:
Product	$10,145	$(379)	$(657)	$9,109
Maintenance, support and service	3,464	(522)	—	2,942

Operating expenses:
Sales and marketing	38,406	(6,991)	(288)	31,127
Research and development	16,528	(3,201)	(51)	13,276
General and administrative	5,211	(1,088)	—	4,123

(Benefit from) provision for income taxes	(1,182)	4,305	369	3,492

Net (loss) income	(2,029)	7,876	627	6,474

Net (loss) income per share:
Basic	$(0.03)	$0.12	$0.01	$0.10
Diluted	$(0.03)	$0.11	$0.01	$0.09
Weighted average number of shares used in the calculation of net (loss) income per share:
Basic	67,627,896	67,627,896	67,627,896	67,627,896
Diluted	67,627,896	69,611,815	69,611,815	69,611,815

Acme Packet, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

Three Months Ended September 30, 2012

(in thousands, except per share data)

(unaudited)

	GAAP	Stock-based compensation expense and related payroll taxes	Amortization of acquired intangible assets	Merger related costs	Non-GAAP[1]
Cost of revenue:
Product	$9,584	$(438)	$(658)	$—	$8,488
Maintenance, support and service	4,261	(702)	—	—	3,559

Operating expenses:
Sales and marketing	35,090	(6,794)	(261)	—	28,035
Research and development	16,898	(4,181)	(51)	—	12,666
General and administrative	6,154	(1,336)	—	—	4,818
Merger related costs	30	—	—	(30)	—

(Benefit from) provision for income taxes	(1,129)	3,844	359	—	3,074

Net (loss) income	(5,515)	9,607	611	30	4,733

Net (loss) income per share:
Basic	$(0.08)	$0.14	$0.01	$0.00	$0.07
Diluted	$(0.08)	$0.14	$0.01	$0.00	$0.07

Weighted average number of shares used in the calculation of net (loss) income per share:
Basic	68,246,091	68,246,091	68,246,091	68,246,091	68,246,091
Diluted	68,246,091	70,102,125	70,102,125	70,102,125	70,102,125

Acme Packet, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

Three Months Ended December 31, 2011

(in thousands, except per share data)

(unaudited)

	GAAP	Stock-based compensation expense and related payroll taxes	Amortization of acquired intangible assets	Non-GAAP[1]
Cost of revenue:
Product	$12,155	$(314)	$(385)	$11,456
Maintenance, support and service	3,118	(577)	—	2,541

Operating expenses:
Sales and marketing	29,940	(4,857)	(100)	24,983
Research and development	14,221	(3,063)	(11)	11,147
General and administrative	6,073	(1,574)	—	4,499

Provision for income taxes	8,681	1,148	174	10,003

Net income	$8,717	$9,237	$322	$18,276

Net income per share:
Basic	$0.13	$0.14	$0.00	$0.27
Diluted	$0.12	$0.13	$0.00	$0.26

Weighted average number of shares used in the calculation of net (loss) income per share:
Basic	67,314,606	67,314,606	67,314,606	67,314,606

Diluted	70,679,690	70,679,690	70,679,690	70,679,690

Acme Packet, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

Twelve Months Ended December 31, 2012

(in thousands, except per share data)

(unaudited)

	GAAP	Stock-based compensation expense and related payroll taxes	Amortization of acquired intangible assets	Merger related costs	Non-GAAP[1]
Cost of revenue:
Product	$39,492	$(1,687)	$(2,332)	$—	$35,473
Maintenance, support and service	15,358	(2,642)	—	—	12,716

Operating expenses:
Sales and marketing	136,636	(26,769)	(844)	—	109,023
Research and development	64,780	(16,031)	(136)	—	48,613
General and administrative	23,652	(6,003)	—	—	17,649
Merger related costs	643	—	—	(643)	—

(Benefit from) provision for income taxes	(914)	17,694	1,235	—	18,015

Net (loss) income	(5,242)	35,439	2,077	643	32,917

Net (loss) income per share:
Basic	$(0.08)	$0.52	$0.03	$0.01	$0.48
Diluted	$(0.08)	$0.50	$0.03	$0.01	$0.47

Weighted average number of common shares used in the calculation of net income per share:
Basic	68,084,305	68,084,305	68,084,305	68,084,305	68,084,305
Diluted	68,084,305	70,445,310	70,445,310	70,445,310	70,445,310

Acme Packet, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

Twelve Months Ended December 31, 2011

(in thousands, except per share data)

(unaudited)

	GAAP	Stock-based compensation expense and related payroll taxes	Amortization of acquired intangible assets	Merger related costs	Non-GAAP[1]
Cost of revenue:
Product	$42,245	($1,230)	($1,677)	$—	$39,338
Maintenance, support and service	11,691	(2,095)	—	—	9,596

Operating expenses:
Sales and marketing	105,580	(17,661)	(387)	—	87,532
Research and development	51,483	(10,886)	(45)	—	40,552
General and administrative	21,844	(5,472)	—	—	16,372
Merger related costs	300	—	—	(300)	—

Provision for income taxes	29,576	11,022	755	43	41,396

Net income	$44,360	$26,322	$1,354	$257	$72,293

Net income per share:
Basic	$0.67	$0.40	$0.02	$0.00	$1.09
Diluted	$0.63	$0.37	$0.02	$0.00	$1.02

Weighted average number of common shares used in the calculation of net income per share:
Basic	66,346,008	66,346,008	66,346,008	66,346,008	66,346,008
Diluted	70,902,293	70,902,293	70,902,293	70,902,293	70,902,293

Acme Packet, Inc.

Other Operational Data

(unaudited)

	Three Months Ended
	December 31, 2012	September 30, 2012	December 31, 2011
Other operational data:
Depreciation and amortization (in thousands)	$4,013	$3,991	$2,944
Capital expenditures (in thousands)	8,902	5,151	4,186
Days sales outstanding	75	79	65
Total headcount	880	863	752
Quarterly inventory turnover – annualized	3.71	3.28	4.41